SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c) of the

Securities Exchange Act of 1934

Check the appropriate box:

☐ Preliminary Information Statement.

☐ Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))

☒ Definitive Information Statement.

VALIC Company I

(Name of Registrant As Specified In Its Charter)

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☐ Fee paid previously with preliminary materials.

☐ Fee computed on table in exhibit required by Item 25(b) of Schedule 14A (17 CFR 240.14a-101) per Item 1 of this Schedule and Exchange Act Rules 14c-5(g) and 0-111.

VALIC COMPANY I

Mid Cap Strategic Growth Fund

2919 Allen Parkway

Houston, Texas 77019

September 28, 2026

Dear Participant:

You are receiving the enclosed information statement (the “Information Statement”) because you own(ed) interests in the Mid Cap Strategic Growth Fund (the “Fund”), a series of VALIC Company I (“VC I”), within a variable annuity or variable life insurance contract or through a qualified employer-sponsored retirement plan or individual retirement account.

The purpose of the Information Statement is to inform you that at a meeting held on April 20-21, 2026, the Board of Directors of VC I approved a new investment sub-advisory agreement between The Variable Annuity Life Insurance Company (“VALIC”) and Janus Henderson Investors US LLC (“Janus”) with respect to the Fund (the “New Sub-Advisory Agreement”). The New Sub-Advisory Agreement became effective on June 30, 2026, which is the date Trian Fund Management, L.P. and its affiliated funds, and General Catalyst Group Management, LLC and its affiliated funds, among others, acquired Janus Henderson Group plc (now known as Janus Henderson Group Ltd), the ultimate parent of Janus (the “Transaction”). The prior investment sub-advisory agreement between VALIC and Janus with respect to the Fund provided, consistent with Section 15(a)(4) of the Investment Company Act of 1940, as amended, for its automatic termination in the event of its assignment and the closing of the Transaction constituted such an assignment.

In connection with the approval of the New Sub-Advisory Agreement, there were no changes to the Fund’s principal investment strategies or principal investment risks. The approval of the New Sub-Advisory Agreement did not result in any change to the advisory fees or expenses payable by the Fund. Janus has continued to sub-advise the Fund.

As a matter of regulatory compliance, we are sending you this Information Statement, which includes information about the New Sub-Advisory Agreement and Janus.

This document is for your information only and you are not required to take any action. Should you have any questions regarding the enclosed Information Statement, please feel free to call VALIC Client Services at 1-800-448-2542. We thank you for your continued support and investments.

Sincerely,

Kevin J. Adamson
President
VALIC Company I

VALIC COMPANY I

Mid Cap Strategic Growth Fund

2919 Allen Parkway

Houston, Texas 77019

INFORMATION STATEMENT

REGARDING A NEW SUB-ADVISORY AGREEMENT

You have received this information statement (the “Information Statement”) because, on June 30, 2026, you owned interests in the Mid Cap Strategic Growth Fund (the “Fund”), a series of VALIC Company I (“VC I” or the “Company”), within a variable annuity or variable life insurance contract (“Contract”) or through a qualified employer-sponsored retirement plan or individual retirement account (“Plan”). You are receiving this Information Statement in lieu of a proxy statement.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY. THIS DOCUMENT IS FOR INFORMATIONAL PURPOSES ONLY AND YOU ARE NOT REQUIRED TO TAKE ANY ACTION.

Purpose of the Information Statement

This Information Statement describes the decision by the Board of Directors (the “Board” and whose members are referred to as “Directors”) of VC I to approve a new investment sub-advisory agreement between The Variable Annuity Life Insurance Company (“VALIC” or the “Adviser”) and Janus Henderson Investors US LLC (“Janus”) with respect to the Fund (the “New Sub-Advisory Agreement”). At an in-person meeting held on April 20-21, 2026 (the “Meeting”), the Board, including all of the Directors who are not “interested persons” of VC I, VALIC, or Janus, as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Directors”), approved the New Sub-Advisory Agreement with respect to the Fund in connection with the Transaction (as defined herein) described below.

Prior to the effective date of the New Sub-Advisory Agreement, Janus served as sub-adviser to the Fund. However, the prior investment sub-advisory agreement between VALIC and Janus (the “Prior Sub-Advisory Agreement”) provided, consistent with Section 15(a)(4) of the 1940 Act, that it would automatically terminate upon a change in control of Janus. On June 30, 2026, Trian Fund Management L.P. and its affiliated funds (together, “Trian”), and General Catalyst Group Management, LLC and its affiliated funds (together, “General Catalyst”), among others, acquired Janus Henderson Group plc (now known as Janus Henderson Group Ltd), the ultimate parent of Janus (the “Transaction”), resulting in a change in control of Janus. Consequently, the Prior Sub-Advisory Agreement automatically terminated, and the New Sub-Advisory Agreement became effective upon the closing of the Transaction. Under the New Sub-Advisory Agreement, the Fund will continue to be sub-advised by Janus.

VC I relies upon an exemptive order from the U.S. Securities and Exchange Commission (“SEC”) which allows VALIC, subject to certain conditions, to enter into and materially amend sub-advisory agreements with unaffiliated sub-advisers without obtaining shareholder approval (the “Order”). The Order also permits the funds to disclose fees paid by VALIC to sub-advisers on an aggregate, rather than individual, basis. The Board, including a majority of the Independent Directors, must first approve each new or amended sub-advisory agreement. This allows VALIC to act more quickly to change or add sub-advisers when it is determined that a change would be in the best interest of a fund and its shareholders. As required by the Order, VC I must provide the same information to a fund’s shareholders about a new sub-adviser and the sub-advisory agreement that would have been included in a proxy statement within 90 days of the hiring of a new sub-adviser. This Information Statement is being provided to you to satisfy this requirement.

This Information Statement is being posted on or about September 28, 2026, to all participants in a Contract or Plan who were invested in the Fund as of the close of business on June 30, 2026 (the “Record Date”) at https://www.corebridgefinancial.com/rs/prospectus-and-reports/information-statements.

The Adviser and the Fund

VALIC is an investment adviser registered with the SEC and is located at 2919 Allen Parkway, 8th floor, Houston, Texas 77019. VALIC is a stock life insurance company organized under the laws of the State of Texas and is an indirect, wholly owned subsidiary of Corebridge Financial, Inc. (“Corebridge”). Pursuant to an Investment Advisory Agreement between VALIC and VC I, dated January 13, 2025, as amended from time to time, (the “Advisory Agreement”) VALIC serves as investment adviser to the Fund. The Advisory Agreement was last approved by the Board at a meeting held on August 4-5, 2026.

Pursuant to the terms of the Advisory Agreement, VALIC acts as an adviser for VC I, and each series thereof, and manages the daily business affairs of VC I. VALIC employs sub-advisers, such as Janus, that make investment decisions for VC I. The Advisory Agreement further provides that VALIC furnishes office space, facilities, equipment, and personnel adequate to provide the services and pays the compensation of the members of the Board who are “interested persons” of VC I or VALIC. In addition, VALIC monitors and reviews the activities of VC I’s sub-advisers and other third-party service providers and makes changes and/or replacements when deemed appropriate. In addition, VALIC provides comprehensive investment and compliance monitoring, including, among other things, monitoring of each sub-adviser’s performance, and conducts reviews of each sub-adviser’s brokerage arrangements and best execution. VALIC also provides the Board with quarterly reports at each regular meeting regarding VC I and each series thereof.

There were no changes to the Advisory Agreement or to VALIC’s advisory fees in connection with the approval of the New Sub-Advisory Agreement. For the fiscal year ended May 31, 2026, the Fund paid VALIC advisory fees based on its average daily net assets pursuant to the Advisory Agreement as follows:

Advisory Fees	% of Average Daily Net Assets
$7,616,909	0.63%

In connection with the approval of the New Sub-Advisory Agreement, there were no changes to the Fund’s principal investment strategies or principal investment risks.

The New Sub-Advisory Agreement

The terms of the New Sub-Advisory Agreement are materially identical to those of the Prior Sub-Advisory Agreement between VALIC and Janus with respect to the Fund, except for the effective date and termination date of the agreement, an updated list of funds, and certain updates to the notices provision. Under the terms of the New Sub-Advisory Agreement, subject to the control, direction, and supervision of VALIC and the Company’s Board, and in material conformity with the 1940 Act, all applicable laws and regulations thereunder, all other applicable federal and state securities and tax laws and regulations, including Section 817(h) and Subchapter M of the Internal Revenue Code of 1986, as amended, the Company’s Articles, Bylaws, registration statements, prospectus and stated investment objectives, policies and restrictions and any applicable procedures adopted by the Board, Janus shall manage the investment and reinvestment of all of, or to the extent applicable, a portion of, the assets of the Fund including, for example, the evaluation of pertinent economic, statistical, financial, and other data, the determination of the industries and companies to be represented in the Fund’s portfolio, and the formulation and implementation of investment programs, and maintain a trading desk and place orders for the purchase and sale of portfolio investments (including futures contracts and options thereon) for the Fund’s account with brokers or dealers (including futures commission merchants) selected by Janus, or arrange for any other entity to provide a trading desk and to place orders with brokers and dealers (including futures commission merchants) selected by Janus, subject to its control, direction, and supervision, which brokers or dealers may include brokers or dealers (including futures commission merchants) affiliated with Janus, subject to applicable law.

Unless sooner terminated, the New Sub-Advisory Agreement shall continue in effect for two years from its effective date. Thereafter the New Sub-Advisory Agreement shall continue in effect subject to the termination provisions and all other terms and conditions thereunder, only so long as such continuance is approved at least annually by the vote of a majority of those directors who are not parties to the New Sub-Advisory Agreement or interested persons of any such parties, cast in person at a meeting called for the purpose of voting on such approval, and by a vote of a majority of the Board, or a majority of the Fund’s outstanding voting securities. The New Sub-Advisory Agreement may be terminated as to the Fund at any time, without the payment of any penalty, by vote of the Board or by vote of a majority of the Fund’s outstanding voting securities on not more than 60 days’ nor less than 30 days’ prior written notice to Janus, or upon such shorter notice as may be mutually agreed upon by the parties. The New Sub-Advisory Agreement may be terminated (i) by VALIC on not more than 60 days’ nor less than 30 days’ prior written notice to Janus, or upon such shorter notice as may be mutually agreed upon by the parties, without the payment of any penalty; or (ii) if Janus becomes unable to discharge its duties and obligations under the New Sub-Advisory Agreement. In addition, Janus may terminate the New Sub-Advisory Agreement at any time or preclude its renewal without the payment of any penalty, on not more than 60 days’ nor less than 30 days’ prior written notice to VALIC, or upon such shorter notice as may be mutually agreed upon by the parties. The New Sub-Advisory Agreement shall automatically terminate in the event of its assignment as that term is defined in the 1940 Act, or in the event of the termination of the Advisory Agreement between VALIC and VC I as it relates to the Fund.

The New Sub-Advisory Agreement is attached as Exhibit A, and the description of the New Sub-Advisory Agreement set forth herein is qualified in its entirety by reference to Exhibit A.

As noted above, for the most recent fiscal year ended May 31, 2026, VALIC received advisory fees from the Fund in the amount of $7,616,909 or 0.63% of the Fund’s average daily net assets. During the same period, VALIC paid sub-advisory fees to Janus for its management of the Fund in the aggregate amount of $4,334,870 or 0.36% of average daily net assets, retaining $3,282,039 of its advisory fee.

The sub-advisory fees payable to Janus under the New Sub-Advisory Agreement are identical to the sub-advisory fees payable under the Prior Sub-Advisory Agreement. As a result, the New Sub-Advisory Agreement is not expected to have any impact on VALIC’s profitability.

Since VALIC, and not the Fund, is responsible for the payment of sub-advisory fees, the fees and expenses paid by the Fund’s shareholders will not change as a result of the approval of the New Sub-Advisory Agreement. The proposed sub-advisory fees were negotiated at arms-length, based on a variety of factors, including the value of the services to be provided, the competitive environment in which the Fund is marketed, the investment characteristics of the Fund relative to other similar funds, and the fees charged to comparable products within the industry.

Factors Considered by the Board

At the Meeting, the Board noted that Trian and General Catalyst had reached a definitive agreement to acquire Janus Henderson Group plc, the ultimate parent company of Janus, and that the closing of the Transaction would result in the assignment and automatic termination of the Prior Sub-Advisory Agreement between VALIC and Janus, with respect to the Fund and that, therefore, the Board was being asked to approve the New Sub-Advisory Agreement. The Board also noted that the New Sub-Advisory Agreement is identical to the Prior Sub-Advisory Agreement except for the effective date and termination date of the agreement, an updated list of funds, and certain updates to the notices provision.

In connection with the approval of the New Sub-Advisory Agreement, the Board, including the Independent Directors, received materials relating to certain factors the Board considered in determining whether to approve the New Sub-Advisory Agreement. Those factors included: (1) the nature, extent and quality of the services to be provided to the Fund by Janus; (2) the fees and expenses and investment performance of the Fund; (3) the costs of services and profits to be realized in connection with the New Sub-Advisory Agreement; and (4) information relating to any economies of scale and other benefits to be realized by Janus as a result of the New Sub-Advisory Agreement.

In considering whether to approve the New Sub-Advisory Agreement, the Board also took into account a presentation made at the Meeting by members of management. The Board noted that in accordance with Section 15(c) of the 1940 Act, Janus furnished the Board with extensive information in connection with the consideration of the New Sub-Advisory Agreement. The Independent Directors were separately represented by counsel that is independent of VALIC in connection with their consideration of approval of the New Sub-Advisory Agreement. The matters discussed below were also considered separately by the Independent Directors in executive sessions with their independent legal counsel, at which no representatives of management were present.

Nature, Extent and Quality of Services. The Board considered the nature, extent and quality of services to be provided to the Fund by Janus. The Board reviewed information provided by Janus relating to its operations and personnel. The Board also noted that Janus’ management of the Fund will be subject to the oversight of VALIC and the Board and must be done in accordance with the investment objectives, policies and restrictions set forth in the Fund’s prospectus and statement of additional information.

The Board considered information provided to it regarding the services to be provided by Janus. The Board noted that Janus will determine the securities to be purchased or sold on behalf of the Fund and will be responsible for providing VALIC with records concerning its activities, which VALIC or the Fund are required to maintain; and for rendering regular reports to VALIC and to officers and Directors of the Fund concerning its discharge of the foregoing responsibilities. The Board reviewed information regarding the qualifications, background and responsibilities of Janus’ investment and compliance personnel who would provide services to the Fund. The Board also took into account the financial condition of Janus. The Board also reviewed Janus’ brokerage practices. The Board also considered Janus’ risk management processes and regulatory history, including information regarding whether it was currently involved in any regulatory actions or investigations as well as material litigation that may affect its ability to service the Fund.

The Board concluded that the scope and quality of the services to be provided by Janus were expected to be satisfactory and that there was a reasonable basis to conclude that Janus would provide a high quality of investment services to the Fund.

Fees and Expenses; Investment Performance. The Board received and reviewed information prepared in connection with the annual renewal of the Prior Sub-Advisory Agreement by an independent third-party provider of mutual fund data regarding the Fund’s investment performance compared against the Performance Group and Performance Universe and Lipper Index.

The Fund’s actual sub-advisory fees were above the median of the Sub-advisory Expense Group and Sub-advisory Expense Universe.

The Fund outperformed its Lipper peer index for the one-, three- and five-year periods. The Fund outperformed the median of its Performance Group and Performance Universe for the one-, three- and five-year periods. The Board took into account management’s discussion of the Fund’s performance.

The Board noted that VALIC negotiated the sub-advisory fee with Janus at arm’s length. The Board considered that the sub-advisory fees will be paid by VALIC out of the advisory fees it receives from the Fund, that the sub-advisory fees are not paid by the Fund, and that sub-advisory fees may vary widely for various reasons, including market pricing demands, existing relationships, experience and success, and individual client needs. Therefore, the Board considered that the engagement of Janus will not result in any change to the management fee paid by the Fund to VALIC.

Cost of Services and Indirect Benefits/Profitability. The Board considered the cost of services and profits expected to be realized in connection with the New Sub-Advisory Agreement. The Board considered the impact of the sub-adviser change on VALIC’s profitability. The Board considered that the sub-advisory fee rates were negotiated with Janus at arm’s length. In considering the anticipated profitability to Janus in connection with its relationship to the Fund, the Directors noted that the fees under the New Sub-Advisory Agreement will be paid by VALIC out of the advisory fees that VALIC will receive from the Fund. The Directors also noted that the sub-advisory fees payable under the New Sub-Advisory Agreement are identical to the sub-advisory fees payable under the Prior Sub-Advisory Agreement, and as such, approval of the New Sub-Advisory Agreement is not expected to have any impact on VALIC’s profitability.

In view of all the factors considered, the Directors determined that the anticipated profitability to VALIC was reasonable. The Board also concluded that the anticipated profitability of Janus from its relationship with the Fund was not material to its deliberations with respect to consideration of approval of the New Sub-Advisory Agreement.

Economies of Scale. For similar reasons as stated above with respect to Janus’ anticipated profitability and its costs of providing services, the Board concluded that the potential for economies of scale in Janus’ management of the Fund is not a material factor to the approval of the New Sub-Advisory Agreement.

Terms of the Sub-Advisory Agreement. The Board reviewed the terms of the New Sub-Advisory Agreement, including the duties and responsibilities to be undertaken. The Board concluded that the terms of the New Sub-Advisory Agreement were reasonable.

Conclusions. In reaching its decision to approve the New Sub-Advisory Agreement, the Board did not identify any single factor as being controlling but based its recommendation on each of the factors it considered. Each Director may have contributed different weight to the various factors. Based upon the materials reviewed, the representations made and the considerations described above, and as part of its deliberations, the Board, including the Independent Directors, concluded that Janus possesses the capability and resources to perform the duties required under the New Sub-Advisory Agreement.

Information about Janus

Janus is a Delaware limited liability company with principal offices at 151 Detroit Street, Denver, Colorado 80206. Janus (together with its predecessors) has served as an investment adviser since 1969 and currently serves as investment adviser, or subadviser, to separately managed accounts, mutual funds, as well as commingled pools or private funds, and wrap fee accounts. Janus is an indirect subsidiary of Janus Henderson Group Ltd, a privately held global asset management firm with principal operations in financial asset management businesses that had approximately $380.4 billion in assets under management as of December 31, 2025.

The following chart lists Janus’ principal executive officers and directors and their principal occupations. The business address for these individuals is the same as set forth in the previous paragraph.

Name	Principal Occupation
Michelle R. Rosenberg Kristin B. Mariani Michael A. Schweitzer Berg A. Crawford	President and General Counsel Chief Compliance Officer Head of North America and Asia Pacific Client Group Chief Accounting Officer

No Director of VC I has owned any securities, or has had any material interest in, or a material interest in a material transaction with, Janus or its affiliates since the beginning of the Fund’s most recent fiscal year. No officers or Directors of VC I are officers, employees, directors, general partners or shareholders of Janus.

Janus is the investment adviser for other mutual funds and/or institutional accounts that have investment strategies and/or objectives similar to that of the Fund. While the investment strategies and/or objectives of these mutual funds and/or institutional accounts may be similar to that of the Fund, the nature of services provided by Janus may be different. As a sub-adviser, Janus may perform a more limited set of services and assume fewer responsibilities for the Fund than it does for these funds and/or institutional accounts. The name of each such fund or account, information concerning the fund’s/account’s assets, and the advisory or sub-advisory fee rates paid (as a percentage of average net assets) to Janus for its management services are set forth below.

Comparable Fund/Account	Net Assets (as of June 30, 2026)	Fee Rate (% of average daily net assets)
Janus Henderson Enterprise Fund (Class I Shares)	$22.40 Billion	.76% Gross and Net Expense Ratio

Ownership of Shares

As of July 31, 2026, there were approximately 48,415,806.26 shares outstanding in the Fund. All shares of the Fund are owned by VALIC and its respective affiliates. To VALIC’s knowledge, no person owns a Contract or Plan, or interests therein, representing more than 5% of the outstanding shares of the Fund.

The following shareholders directly owned 5% or more of the Fund’s outstanding shares as of that date:

Owner	Shares	Percentage
VALIC	48,415,473.81	99%

Shareholders that own of record or beneficially more than 25% of the Fund’s outstanding shares may be considered a controlling person. As of July 31, 2026, to the knowledge of the Company, no other person beneficially or of record owned 25% or more of any class of a Fund’s outstanding shares.

The Directors and officers of VC I and members of their families as a group, beneficially owned less than 1% of the Fund’s shares as of the Record Date.

Brokerage Commissions

The Fund did not pay any commissions to affiliated broker-dealers for the period ended May 31, 2026.

Other Service Providers

VC I has entered into an Administrative Services Agreement with VALIC pursuant to which VALIC provides certain accounting and administrative services to the Fund. In addition, SunAmerica Asset Management, LLC (“SunAmerica”) has entered into a Sub-Administration Agreement with VALIC to perform certain accounting and administrative services for the Fund on behalf of VALIC. SunAmerica is a limited liability company organized under the laws of Delaware. SunAmerica is a wholly owned subsidiary of Venerable Holdings, Inc. and is located at One World Trade Center, 285 Fulton Street, Suite 49M, New York, New York 10007. Prior to January 1, 2026, SunAmerica served as the administrator to VC I, on behalf of its series, pursuant to an amended and restated administrative services agreement with VC I (the “Prior Administrative Services Agreement”) that was materially identical to the current Administrative Services Agreement.

VC I has also entered into a Master Transfer Agency and Service Agreement (the “MTA”) with VALIC Retirement Services Company (“VRSCO”) to provide transfer agency services to the Fund, which include shareholder servicing and dividend disbursement services. VRSCO is a majority-owned subsidiary of VALIC and is located at 2919 Allen Parkway, 8th Floor, Houston, Texas 77019.

Corebridge Capital Services, Inc. (“CCS”) distributes the Fund’s shares and incurs the expenses of distributing the Fund’s shares under a Distribution Agreement with respect to the Fund, none of which are reimbursed by or paid for by the Fund. CCS is an affiliate of VALIC and is located at 30 Hudson Street, 16th Floor, Jersey City, New Jersey 07302.

The approval of the New Sub-Advisory Agreement did not affect the services provided to the Fund by VALIC, VRSCO, or CCS.

Set forth below are the amounts paid by the Fund pursuant to the Administrative Services Agreement, Prior Administrative Services Agreement and MTA for the fiscal year ended May 31, 2026.

Amount of Fees Paid to VALIC Under Administrative Services Agreement	Amount of Fees Paid to SunAmerica Under the Prior Administrative Services Agreement	Amount of Transfer Agency Services Fees Paid to VRSCO
$302,413	$497,193	$9,365

Shareholder Reports

Copies of the Fund’s most recent annual and semi-annual reports to shareholders are available without charge and may be obtained by writing to P.O. Box 15648, Amarillo, Texas 79105-5648 or by calling 1-800-448-2542. VC I’s prospectus, SAI, and shareholder reports are available online at http://valic.onlineprospectus.net/VALIC/FundDocuments/index.html.

Shareholder Proposals

The Company is not required to hold an annual shareholder meeting. If a shareholder wishes to submit proposals for consideration at a future shareholder meeting, the Company must receive the proposal a reasonable time before the solicitation is to be made. Written proposals should be sent to Christopher J. Tafone, Esq., Vice President, Chief Legal Officer, and Secretary of VALIC Company I, 30 Hudson Street, 16th Floor, Jersey City, New Jersey 07302.

By Order of the Board of Directors,

Kevin J. Adamson
President
VALIC Company I

Dated: September 28, 2026

Exhibit A

INVESTMENT SUB-ADVISORY AGREEMENT

This AGREEMENT made this 30th day of June, 2026, by and between THE VARIABLE ANNUITY LIFE INSURANCE COMPANY, hereinafter referred to as “VALIC,” and JANUS HENDERSON INVESTORS US LLC, hereinafter referred to as the “SUB-ADVISER.”

VALIC and the SUB-ADVISER recognize the following:

(a)	VALIC is a life insurance company organized under Chapter 3 of the Texas Insurance Code and an investment adviser registered under the Investment Advisers Act of 1940, as amended (“Advisers Act”).

(b)

VALIC is engaged as the investment adviser of VALIC Company I (“VC I”), pursuant to an Investment Advisory Agreement between VALIC and VC I, an investment company organized under the general corporate laws of Maryland as a series type of investment company issuing separate classes (or series) of shares of common stock. VC I is registered as an open-end, management investment company under the Investment Company Act of 1940, as amended (“1940 Act”). The 1940 Act prohibits any person from acting as an investment adviser of a registered investment company except pursuant to a written contract.

(c)	VC I currently consists of thirty-six portfolios (“Funds”):

Aggressive Allocation Lifestyle Fund

Asset Allocation Fund

Capital Appreciation Fund

Conservative Allocation Lifestyle Fund

Core Bond Fund

Dividend Value Fund

Dynamic Allocation Fund

Emerging Economies Fund

Global Real Estate Fund

Global Strategy Fund

Government Securities Fund

Growth Fund

High Yield Bond Fund

Inflation Protected Fund

International Equities Index Fund

International Government Bond Fund

International Growth Fund

International Opportunities Fund

International Socially Responsible Fund

International Value Fund

Large Cap Core Fund

Mid Cap Index Fund

Mid Cap Strategic Growth Fund

Mid Cap Value Fund

Moderate Allocation Lifestyle Fund

Nasdaq-100® Index Fund

Science & Technology Fund

Small Cap Core Fund

Small Cap Growth Fund

Small Cap Index Fund

Small Cap Value Fund

Stock Index Fund

Systematic Core Fund

Systematic Growth Fund

Systematic Value Fund

U.S. Socially Responsible Fund

In accordance with VC I’s Articles of Incorporation (the “Articles”), new Funds may be added to VC I upon approval of VC I’s Board of Directors without the approval of Fund shareholders. This Agreement will apply only to the Fund(s) set forth on the attached Schedule A, and any other Fund(s) as may be added or deleted by amendment to the attached Schedule A (each a “Covered Fund,” and collectively, the “Covered Funds”).

(d)	The SUB-ADVISER is engaged principally in the business of rendering investment advisory services and is registered as an investment adviser under the Advisers Act.

(e)

VALIC desires to enter into an Investment Sub-Advisory Agreement with the SUB-ADVISER for all or a portion of the assets of the Covered Fund(s) which VALIC determines from time to time to assign to the SUB-ADVISER.

VALIC and the SUB-ADVISER agree as follows:

1.	Services Rendered and Expenses Paid by the SUB-ADVISER

The SUB-ADVISER, subject to the control and supervision of VALIC and VC I’s Board of Directors and in conformity with the 1940 Act, all applicable laws and regulations thereunder, all other applicable federal and state laws and regulations, including Section 817(h) and Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), VC I’s Articles, Bylaws, registration statements, prospectus and stated investment objectives, policies and restrictions of any Covered Fund(s) and any applicable procedures adopted by VC I’s Board of Directors and provided to the SUB-ADVISER, shall:

(a)

Manage the investment and reinvestment of all of, or to the extent applicable, a portion of, the assets of the Covered Fund(s) including, for example, the evaluation of pertinent economic, statistical, financial, and other data, the determination, in its discretion without prior consultation with VALIC or the VC I Board of Directors, of the industries, securities and other investments to be represented in each Covered Fund’s portfolio, and the formulation and implementation of investment programs.

(b)

Maintain a trading desk and place orders for the purchase and sale of portfolio investments (including futures contracts or other derivatives) for each Covered Fund’s account with brokers or dealers (including futures commission merchants) selected by the SUB-ADVISER, or arrange for any other entity to provide a trading desk and to place orders with brokers and dealers (including futures commission merchants) selected by the SUB-ADVISER, subject to the SUB-ADVISER’s control, direction, and supervision, which brokers or dealers may include brokers or dealers (including futures commission merchants) affiliated with the SUB-ADVISER, subject to applicable law.

Without limiting the foregoing, the SUB-ADVISER represents and warrants to VALIC that all of, or to the extent applicable the portion of, the assets which it manages of the Covered Fund(s) set forth in Schedule A will at all times be operated and managed in compliance with (a) all applicable federal and state laws, including securities, commodities and banking laws, governing its operations and investments; (b) applicable provisions of Subchapter M, chapter 1 of the Code (“Subchapter M”) for each Covered Fund to be treated as a “regulated investment company” under Subchapter M; (c) the diversification requirements specified in the Internal Revenue Service’s regulations under Section 817(h) of the Code so as not to jeopardize the treatment of the variable annuity contracts that offer the Covered Funds as annuity contracts for purposes of the Code; (d) the provisions of the 1940 Act and rules adopted thereunder; (e) the objectives, policies, restrictions and limitations for the Covered Funds as set forth in the Covered Funds’ current prospectus and statement of additional information (together, the “Registration Statement”) as most recently provided by VALIC to the SUB-ADVISER; and (f) the policies and procedures as adopted by the Board of Directors, as most recently provided by VALIC to the SUB-ADVISER. Upon VALIC’s reasonable written request and to the extent available, the SUB -ADVISER shall furnish information to VALIC, as requested, for purposes of compliance with the distribution requirements necessary to avoid payment of any excise tax pursuant to Section 4982 of the Code. The SUB -ADVISER further represents and warrants that to the extent that any statements or omissions made in any Registration Statement for shares of the Covered Funds, or any amendment or supplement thereto, are made in reliance upon and in conformity with information furnished by the SUB-ADVISER expressly for use therein, such Registration Statement and any amendments or supplements thereto will, when they become effective, conform in all material respects to the requirements of the Securities Act of 1933 and the rules and regulations of the Securities and Exchange Commission (“SEC”) thereunder (the “1933 Act”) and the 1940 Act and will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading.

VALIC agrees that SUB-ADVISER shall manage the portion of the assets of a Covered Fund allocated to it as if it was a separate operating fund, unless instructed otherwise in writing from VALIC, and shall comply with the representations and warranties stated in this Section (including, but not limited to, the investment objectives, policies and restrictions applicable to a Covered Fund and qualifications of a Covered Fund as a regulated investment company under the Code) with respect to the portion of assets of a Covered Fund allocated to SUB -ADVISER.

The SUB-ADVISER may delegate any of its duties and obligations hereunder to any affiliated person (as such term is defined in the 1940 Act) that is eligible to serve as an investment adviser to an investment company registered under the 1940 Act on such terms and conditions as it deems necessary or appropriate, provided that VALIC and the Board of Directors consent to any such delegation and to the terms and conditions thereof and such delegation is permitted by and in conformity with the 1940 Act. The SUB-ADVISER shall be liable to VALIC for any loss or damage arising out of, in connection with or related to the actions or omissions to act of any delegee utilized hereunder. In determining liability, the limitation of liability set forth in Section 7 of this Agreement shall apply to the actions or omissions to act of a delegee.

The SUB-ADVISER makes no representation or warranty, express or implied, that any level of performance or investment results will be achieved by the Covered Fund (or portion thereof) or that the Covered Fund will perform comparably with any standard or index, including other clients of the SUB-ADVISER.

The SUB-ADVISER will assist the Covered Fund(s) and its agents in determining whether prices obtained by the Covered Fund(s) and its agents for valuation purposes accurately reflect the prices on the SUB-ADVISER’s portfolio records relating to the assets of the Covered Fund(s) for which the SUB-ADVISER has responsibility at such times as VALIC shall reasonably request; provided, however, that the parties acknowledge that the SUB-ADVISER is not the fund accounting agent for the Covered Fund(s) and is not responsible for pricing determinations or calculations and any information provided pursuant to this position by the SUB-ADVISER will be provided for information purposes only.

In performing the services described in paragraph (b) above, the SUB-ADVISER shall use its best efforts to obtain for the Covered Fund(s) the best execution of portfolio transactions, under the circumstances of each trade and on the basis of the SUB-ADVISER’S best execution policy and all other relevant factors and considerations. Subject to policies and procedures that may be adopted by VC I’s Board of Directors and Section 28(e) of the Securities Exchange Act of 1934, as amended (the “1934 Act”), the SUB-ADVISER may cause the Covered Fund(s) to pay to a broker a commission, for effecting a portfolio transaction, in excess of the commission another broker would have charged for effecting the same transaction, if the first broker provided brokerage and/or research products or services, including statistical data, to the SUB-ADVISER. The SUB -ADVISER shall not be deemed to have acted unlawfully, or to have breached any duty created by this Agreement, or otherwise, solely by reason of acting in accordance with such authorization. In accordance with Section 11(a) of the 1934 Act and Rule 11a2-2(T) thereunder, and subject to any other applicable laws and regulations including Section 17(e) of the 1940 Act and Rule 17e-1 thereunder, the SUB-ADVISER may engage its affiliates, VALIC and its affiliates or any other sub-adviser to VC I and its respective affiliates, as broker-dealers or futures commission merchants to effect Covered Fund transactions in securities and other investments for a Covered Fund.

Furthermore, on occasions when the SUB-ADVISER deems the purchase or sale of a security to be in the best interest of one or more of the Covered Fund(s) as well as other clients of the SUB-ADVISER, it may allocate such transactions in the manner it considers to be the most equitable and consistent with its fiduciary obligation to the Covered Fund(s) and to such other clients. The SUB-ADVISER shall not be deemed to have acted unlawfully, or to have breached any duty created by this Agreement, or otherwise, solely by reason of acting in accordance with such authorization.

The SUB-ADVISER may aggregate sales and purchase orders of securities held by the Covered Fund(s) with similar orders being made simultaneously for other accounts managed by the SUB-ADVISER or with accounts of the affiliates of the SUB-ADVISER, if in the SUB-ADVISER’s reasonable judgment such aggregation is fair and reasonable and consistent with the SUB-ADVISER’S fiduciary obligations to the Covered Fund(s) and its other clients, considering factors such as the advantageous selling or purchase price, brokerage commission and other expenses. In accounting for such aggregated order price, commission and other expenses shall be averaged on a per bond or share basis daily. VALIC acknowledges that the determination whether such aggregation of sales and purchase orders of securities held by the Covered Fund(s) by the SUB-ADVISER is fair and reasonable is subjective and that such aggregation of orders represents the SUB-ADVISER’s evaluation that the Covered Fund(s) is benefited by relatively better purchase and sale prices, lower brokerage expenses and beneficial timing of transactions in combination of these other factors.

With respect to any investments, including but not limited to repurchase and reverse repurchase agreements, derivatives contracts, futures contracts, International Swaps and Derivatives Association, Inc. (“ISDA”) Master Agreements and similar types of master agreements, and options on futures contracts, which are permitted to be made by the SUB-ADVISER in accordance with this Agreement and the investment objectives and strategies of the Covered Fund(s), as outlined in the Registration Statement for the Covered Fund(s), VALIC hereby authorizes and directs the SUB-ADVISER to do and perform every act and thing whatsoever necessary or incidental in performing its duties and obligations under this Agreement, including, but not limited to, executing as agent, on behalf of the Covered Fund(s), master and related agreements and other documents to establish, operate and conduct all brokerage, collateral or other trading accounts, and executing as agent, on behalf of the Covered Fund(s), such agreements and other documentation as may be required for the purchase or sale, assignment, transfer and ownership of any permitted investment, including repurchase and derivative master agreements, including any schedules and annexes to such agreements, releases, consents, elections and confirmations. The SUB-ADVISER also is hereby authorized to instruct a Covered Fund’s custodian with respect to any collateral management activities in connection with any derivatives transactions and to enter into standard industry protocol arrangements (including those published by ISDA). The SUB-ADVISER is also authorized to provide evidence of its authority to enter into such master and related agreements, including by delivering a copy of this provision. VALIC acknowledges and understands that it will be bound by any such trading accounts established, and agreements and other documentation executed, by the SUB-ADVISER for such investment purposes and agrees to provide the SUB-ADVISER with tax information, governing documents, legal opinions and other information concerning the Covered Fund(s) as may be reasonably necessary to complete such agreements and other documentation. The SUB-ADVISER is required to provide VALIC with copies of the applicable agreements and documentation promptly upon written request and to notify VALIC of any claims by counterparties or financial intermediaries that a Covered Fund has triggered an early termination or default provision or otherwise is out of compliance with the terms of the applicable agreement or that the counterparty is excused from performing under the agreement. The SUB-ADVISER is hereby authorized, to the extent required by regulatory agencies or market practice, to reveal VC I and the Covered Fund’s identity and address to any financial intermediary through which or with which financial instruments are traded or cleared.

The authority shall include, without limitation the authority on behalf of and in the name of the Covered Fund(s) to execute: (i) documentation relating to private placements, loans and bank debt (including Loan Syndications and Trading Association and Loan Market Association documentation); (ii) waivers, consents, amendments or other modifications relating to investments; and (iii) purchase agreements, sales agreements, commitment letters, pricing letters, registration rights agreements, indemnities and contributions, escrow agreements and other investment related agreements.

The SUB-ADVISER is authorized to terminate all such master and related agreements and other documentation with respect to a Covered Fund when it determines it is in the best interest of the Covered

Fund to do so, and it is authorized to exercise all default and other rights of the Covered Fund against the other party(ies) to such agreements in accordance with its fiduciary duties and the best interest of the Covered Fund. Upon termination of this Agreement, the SUB-ADVISER agrees to remove the Covered Fund(s) as parties to such agreements and to consult with Adviser regarding close-out, novation or continuation of positions under the agreements and retention of accounts or transfer of such accounts, which VALIC shall determine in its sole discretion. If instructed by VALIC to do so, the SUB-ADVISER shall close out open positions and transfer financial instruments in accordance with VALIC’s instructions.

The SUB-ADVISER shall maintain records adequately demonstrating compliance with its obligations under this Agreement and report periodically to VALIC and VC I’s Board of Directors regarding the performance of its services under this Agreement. The SUB-ADVISER will make available to VALIC and VC I promptly upon their reasonable written request all of the Covered Fund(s)’ investment records and ledgers to assist VALIC and VC I in compliance with respect to each Covered Fund’s securities transactions as required by the 1940 Act and the Advisers Act, as well as other applicable laws. The SUB-ADVISER will furnish VC I’s Board of Directors such periodic and special reports as VALIC and VC I’s Board of Directors may reasonably request. The SUB -ADVISER will furnish to regulatory authorities any information or reports in connection with such services which may be requested in order to ascertain whether the operations of the Covered Fund(s) are being conducted in a manner consistent with applicable laws and regulations.

Should VALIC at any time make any definite determination as to any investment policy and notify the SUB -ADVISER in writing of such determination, within a reasonable time after receipt of such notice as agreed to by the SUB-ADVISER and VALIC the SUB-ADVISER shall be bound by such determination for the period, if any, specified in such notice or until similarly notified that such determination has been revoked, provided such determination will permit SUB-ADVISER to comply with the first paragraph of this Section.

The SUB-ADVISER will not hold money or investments on behalf of VC I. The money and investments will be held by the Custodian of VC I. The SUB-ADVISER will arrange for the transmission to the Custodian for VC I, on a daily basis, such confirmation, trade tickets and other documents as may be necessary to enable the Custodian to perform its administrative responsibilities with respect to the Covered Fund(s). The SUB-ADVISER further shall have the authority to instruct the Custodian of VC I (i) to pay cash for securities and other property delivered, or to be delivered, to the Custodian for the Covered Fund(s), (ii) to deliver securities and other property against payment for the Covered Fund(s), and (iii) to transfer assets and funds to such brokerage accounts as the SUB-ADVISER may designate, all consistent with the powers, authorities and limitations set forth herein.

The Board of Directors of VC I has initially determined to delegate the authority and responsibility to exercise voting rights for a Covered Fund’s securities to VALIC. Subject to the prior approval by the Board of Directors of VC I and upon thirty (30) days’ written notice to the SUB-ADVISER (or such lesser or longer notice as is acceptable to the SUB-ADVISER), VALIC reserves the right to delegate to the SUB-ADVISER responsibility for exercising voting rights for all or a specified portion of the securities held by a Covered Fund. To the extent so delegated, the SUB-ADVISER will exercise voting rights with respect to securities held by a Covered Fund in accordance with the SUB-ADVISER’s written proxy voting policies and procedures, subject to such reasonable reporting and other requirements as shall be established and agreed to in writing by VALIC and the SUB-ADVISER. To the extent VALIC retains the responsibility for voting proxies, the SUB-ADVISER agrees to provide input on certain proxy voting matters or proposals as may be reasonably requested by VALIC. In addition, VALIC will instruct the custodian and other parties providing services to VC I promptly to forward to the proxy voting service copies of all proxies and shareholder communications relating to securities held by each Covered Fund (other than materials relating to legal proceedings).

The SUB-ADVISER shall not be responsible for taking any action on behalf of the Covered Funds in connection with any claim or potential claim in any bankruptcy proceedings, class action securities litigation, or other litigation or proceeding affecting securities held at any time in the Covered Fund(s) including, without limitation, to file proofs of claim or other documents related to such proceedings (the “Litigation”) or to investigate, initiate, supervise, or monitor the Litigation involving the Covered Funds’ assets.

The SUB-ADVISER shall for all purposes herein be deemed to be an independent contractor and shall, unless otherwise provided or authorized, have no authority to act or represent VALIC or VC I other than in furtherance of the SUB-ADVISER’s duties and responsibilities as set forth in this Agreement.

Except as otherwise agreed, or as otherwise provided herein, the SUB-ADVISER shall bear the expense of discharging its responsibilities hereunder and VALIC shall pay, or arrange for others to pay, all VALIC’s expenses, except that VALIC shall in all events pay the compensation described in Section 3 of this Agreement. VALIC and the SUB-ADVISER acknowledge that VC I will be ultimately responsible for all brokerage commissions, taxes, custodian fees and other transaction-related fees incurred on behalf of the Covered Fund(s).

The SUB-ADVISER is hereby prohibited from consulting with any other sub-adviser of the Covered Fund(s) (or a portion thereof) or any other sub-adviser to a fund under common control with the Covered Fund(s) (or a portion thereof) concerning securities transactions of the Covered Fund(s) (or a portion thereof) in securities or other assets, other than for purposes of complying with the conditions of paragraphs (a) and (b) of rule 12d3-l under the 1940 Act.

2.	Confidentiality

Each party will receive and hold any non-public records or other information obtained pursuant to this Agreement (“confidential information”) in the strictest confidence, and acknowledges, represents, and warrants that it will use commercially reasonable efforts to protect the confidentiality of this information. Each party agrees that, without the prior written consent of the other party, it will not use, copy, or divulge to third parties (other than such party’s respective Representatives (as defined below)) or otherwise use, except in accordance with the terms of this Agreement, any confidential information obtained from or through the other party in connection with this Agreement other than as reasonably necessary in the course of a Covered Fund’s business or in connection with a party carrying out its obligations under the Agreement, including, but not limited to, as may be requested by broker-dealers or third party firms conducting due diligence on the Covered Fund; provided that the receiving party shall notify each such person of the confidential nature of the confidential information, and remain liable at all times for the acts or omissions, by such person as it relates to the confidential information and use such information only for the purposes of providing services to the Covered Fund; provided, further, however, this covenant shall not apply to information which: (i) has been made publicly available by the other party or is otherwise in the public domain through no fault of the disclosing party; (ii) is within the legitimate possession of the disclosing party prior to its disclosure by such party and without any obligation of confidence; (iii) is lawfully received by the disclosing party from a third party when, to disclosing party’s actual knowledge and belief, such third party was not restricted from disclosing the information to such party; (iv) is independently developed by the disclosing party through persons who have not had access to, or knowledge of, the confidential information; or (v) is approved in writing for disclosure by the other party prior to its disclosure.

Any confidential information provided by a party shall remain the sole property of such party, and shall be promptly returned to such party (or destroyed) following any written request by such party to do so. Notwithstanding the foregoing, either party (and others to whom permitted disclosure has been made) (i) may retain a copy of the confidential information as is required for regulatory purposes or to comply with internal policy or laws relating to document retention and (ii) shall not be required to return, delete, or destroy any confidential information as resides on its electronic systems, including email and back-up tapes, it being understood that any such surviving confidential information shall remain subject to the limitations of this Section 2.

To the extent that any confidential information may include materials subject to the attorney-client privilege, work product doctrine or any other applicable privilege concerning pending or threatened legal proceedings or governmental investigations, each party agrees that they have a commonality of interest with respect to such matters and it is their mutual desire, intention and understanding that the sharing of such material is not intended to, and shall not, waive or diminish in any way the confidentiality of such material or its continued protection under the attorney-client privilege, work product doctrine or other applicable privilege. All confidential information furnished by either party to the other or such other party’s Representatives hereunder that is entitled to protection under the attorney-client privilege, work product doctrine or other applicable privilege shall remain entitled to such protection under such privileges, this Agreement, and under the joint defense doctrine.

Notwithstanding any other provision of this Agreement, each party and its respective Representatives shall be permitted to retain and disclose confidential information to the extent such retention and disclosure is: (i) required by any law or regulation; (ii) required or requested by, or necessary under the rules of, any court, any governmental agency or other regulatory authority (including, without limitation, any stock exchange or self-regulatory organization); or (iii) necessary in connection with any action, investigation or proceeding (including, without limitation, as part of any interrogatory, court order, subpoena, administrative proceeding, civil investigatory demand, in each case whether oral or written, or any other legal or regulatory process); provided, however, to the extent permitted by law, regulation or regulatory requirement, such party shall promptly notify the other party of the pending disclosure in writing and cooperate in all reasonable respects (and at such other party’s expense) with such other party in seeking to obtain a protective order either precluding such disclosure or requiring that the confidential information so disclosed be maintained as confidential or used only for the purposes related to the action, investigation or proceeding).

For purposes of this Agreement, “Representatives” with respect to a party means such party’s representatives, directors, officers, investment and advisory committee members, employees, professional advisers (including lawyers, accountants and investment bankers), consultants, affiliates or agents of such party who have a need to know confidential information. A party shall be responsible for enforcing compliance with this Agreement by its Representatives, if and to the extent such party has disclosed confidential information to any of them. The terms of this Section 2 are in addition to the terms of any other agreements between the parties or their affiliates.

The parties agree that, notwithstanding the foregoing, the SUB-ADVISER may disclose the total return earned by the Covered Fund(s) and may include such total return in the calculation of composite performance information.

3.	Compensation of the SUB-ADVISER

VALIC shall pay to the SUB-ADVISER, as compensation for the services rendered and expenses paid by the SUB-ADVISER, a monthly fee or fees based on each Covered Fund’s average daily net assets computed for each Covered Fund as provided for in the fee schedule attached hereto as Schedule A. Schedule A may be amended from time to time by written agreement executed by VALIC and the SUB-ADVISER, provided that amendments are made in conformity with applicable laws and regulations and the Articles and Bylaws of VC I. Any change in Schedule A pertaining to any new or existing Covered Fund shall not be deemed to affect the interest of any other Covered Fund and shall not require the approval of shareholders of any other Covered Fund.

VALIC shall pay this fee for each calendar month as soon as practicable after the end of that month. If the SUB-ADVISER serves for less than a whole month, the foregoing compensation shall be prorated.

The payment of advisory fees related to the services of the SUB-ADVISER under this Agreement shall be the sole responsibility of VALIC and shall not be the responsibility of VC I. Any reimbursement of management fees required by any expense limitation provision shall be the sole responsibility of VALIC.

4.	Scope of the SUB-ADVISER’s Activities

VALIC understands that the SUB-ADVISER and its affiliates now act, will continue to act and may act in the future as investment adviser to fiduciary and other managed accounts and as investment adviser to other investment companies, and VALIC has no objection to the SUB-ADVISER so acting, provided that whenever the Covered Fund(s) and one or more other accounts or investment companies advised by the SUB-ADVISER have available funds for investment, investments suitable and appropriate for each will be allocated in accordance with a methodology believed to be equitable to each entity. The SUB-ADVISER similarly agrees to allocate opportunities to sell securities on an equitable basis. VALIC recognizes that, in some cases, this procedure may limit the size of the position that may be acquired or sold for the Covered Fund(s). In addition, VALIC understands that the persons employed by the SUB-ADVISER to assist in the performance of the SUB -ADVISER’s duties hereunder will not devote their full time to such service and nothing contained herein shall be deemed to limit or restrict the right of the SUB-ADVISER or any affiliate of the SUB-ADVISER to engage in and devote time and attention to other business or to render services of whatever kind or nature.

Except as otherwise required by the 1940 Act, any of the shareholders, directors, officers and employees of VALIC may be a shareholder, director, officer or employee of, or be otherwise interested in, the SUB -ADVISER, and in any person controlling, controlled by or under common control with the SUB-ADVISER; and the SUB-ADVISER, and any person controlling, controlled by or under common control with the SUB -ADVISER, may have an interest in VALIC.

The SUB-ADVISER shall not be liable to VALIC, VC I, the Covered Funds, or to any shareholder in the Covered Fund(s), and VALIC shall indemnify the SUB-ADVISER, for any act or omission in rendering services under this Agreement, or for any losses sustained in connection with the matters to which this Agreement relates, so long as there has been no willful misfeasance, bad faith, gross negligence, or reckless disregard of obligations or duties on the part of the SUB-ADVISER in performing its duties under this Agreement. The provisions of this paragraph shall survive the termination of the Agreement.

VALIC shall perform quarterly and annual tax compliance tests and promptly furnish reports of such tests to the SUB-ADVISER after each quarter end to ensure that the Covered Fund(s) is in compliance with Subchapter M of the Code and Section 817(h) of the Code. VALIC shall apprise the SUB-ADVISER promptly after each quarter end of any potential non-compliance with the diversification requirements in such Code provisions. If so advised, the SUB-ADVISER shall take prompt action so that the Covered Fund complies with such Code diversification provisions, as directed by VALIC. VALIC acknowledges that the SUB-ADVISER shall rely completely upon VALIC’s determination of whether and to what extent each Covered Fund(s) is in compliance with Subchapter M and Section 817(h) of the Code and that the SUB-ADVISER has no separate and independent responsibility to test for such compliance.

The SUB-ADVISER does not guarantee the future performance of the Covered Fund(s) or any specific level of performance, the success of any investment decision or strategy that SUB-ADVISER may use, or the success of SUB-ADVISER’s overall management of the Covered Fund(s). VALIC and VC I understand that investment decisions made for the Covered Fund(s) by the SUB-ADVISER are subject to various market, currency, economic, political and business risks and that those investment decisions will not always be profitable. The SUB-ADVISER will manage only the assets of the Covered Fund(s) allocated to its management by VALIC and in making investment decisions for the Covered Fund(s).

5.	Representations of the SUB-ADVISER and VALIC

The SUB-ADVISER represents, warrants, and agrees as follows:

(a)

The SUB-ADVISER (i) is registered as an investment adviser under the Advisers Act and will continue to be so registered for so long as this Agreement remains in effect; (ii) is not prohibited by the 1940 Act or the Advisers Act from performing the services contemplated by this Agreement; (iii) has met, and will continue to meet for so long as this Agreement remains in effect, any applicable federal or state requirements, or the applicable requirements of any regulatory or industry self-regulatory agency, necessary to be met in order to perform the services contemplated by this Agreement; (iv) has the authority to enter into and perform the services contemplated by this Agreement; and (v) will immediately notify VALIC of the occurrence of any event that would disqualify the SUB-ADVISER from serving as an investment adviser of an investment company pursuant to Section 9(a) of the 1940 Act or otherwise.

(b)

The SUB-ADVISER has adopted a written code of ethics complying with the requirements of Rule 17j-1 under the 1940 Act and if it has not already done so, will provide VALIC and VC I with a copy of such code of ethics together with evidence of its adoption.

(c)

The SUB-ADVISER has provided VALIC and VC I with a copy of its Form ADV Part 2A as most recently filed with the SEC and will promptly after filing any amendment to its Form ADV Part 2A with the SEC, furnish a copy of such amendment to VALIC.

VALIC represents, warrants, and agrees as follows:

(a)

VALIC: (i) is registered as an investment adviser under the Advisers Act and will continue to be so registered for so long as this Agreement remains in effect; (ii) is not prohibited by the 1940 Act or the Advisers Act from performing the services contemplated by this Agreement; (iii) has met, and will continue to meet for so long as this Agreement remains in effect, any applicable federal or state requirements, or the applicable requirements of any regulatory or industry self-regulatory agency, necessary to be met in order to perform the services contemplated by this Agreement; (iv) has the authority to enter into and perform the services contemplated by this Agreement; and (v) will immediately notify the SUB-ADVISER of the occurrence of any event that would disqualify VALIC from serving as an investment adviser of an investment company pursuant to Section 9(a) of the 1940 Act or otherwise.

(b)

VALIC has the authority under the Investment Advisory Agreement between VALIC and VC I to delegate some or all of its responsibilities to one or more sub-advisers and the delegation to the SUB-ADVISER under this Agreement is authorized by and consistent with the grant of authority in that Investment Advisory Agreement.

6.	Term of Agreement

This Agreement shall become effective as to the Covered Fund(s) set forth on Schedule A on the date hereof and as to any other Fund on the date of the Amendment to Schedule A adding such Fund in accordance with this Agreement. Unless sooner terminated as provided herein, this Agreement shall continue in effect for two years from its effective date. Thereafter, this Agreement shall continue in effect, but with respect to any Covered Fund, subject to the termination provisions and all other terms and conditions hereof, only so long as such continuance is approved at least annually by the vote of a majority of VC I’s Directors who are not parties to this Agreement or interested persons of any such parties, cast in person at a meeting called for the purpose of voting on such approval, and by a vote of a majority of VC I’s Board of Directors or a majority of that Covered Fund’s outstanding voting securities (as defined in the 1940 Act).

This Agreement shall automatically terminate in the event of its assignment as that term is defined in the 1940 Act or in the event of the termination of the Investment Advisory Agreement between VALIC and VC I as it relates to any Covered Fund(s). The Agreement may be terminated as to any Covered Fund at any time, without the payment of any penalty, by vote of VC I’s Board of Directors or by vote of a majority of that Covered Fund’s outstanding voting securities on not more than 60 days’ nor less than 30 days’ prior written notice to the SUB-ADVISER, or upon such shorter notice as may be mutually agreed upon by the parties. This Agreement may also be terminated by VALIC: (i) on not more than 60 days’ nor less than 30 days’ prior written notice to the SUB-ADVISER, or upon such shorter notice as may be mutually agreed upon by the parties, without the payment of any penalty; or (ii) if the SUB-ADVISER becomes unable to discharge its duties and obligations under this Agreement. The SUB-ADVISER may terminate this Agreement at any time, or preclude its renewal without the payment of any penalty, on not more than 60 days’ nor less than 30 days’ prior written notice to VALIC, or upon such shorter or longer notice as may be mutually agreed upon by the parties.

7.	Indemnification

VALIC agrees to indemnify the SUB-ADVISER for losses, costs, fees, expenses and claims which arise directly or indirectly (i) as a result of a failure by VALIC to provide the services or furnish materials required under the terms of this Agreement, or (ii) as the result of any untrue statement of a material fact or any omission to state a material fact required to be stated or necessary to make the statements, in light of the circumstances under which they were made, not misleading in any registration statements, proxy materials, reports, advertisements, sales literature, or other materials pertaining to VC I or a Covered Fund, except insofar as any such statement or omission was specifically made in reliance on written information provided by the SUB-ADVISER to VALIC. The provisions of this paragraph shall survive the termination of this Agreement.

The SUB-ADVISER agrees to indemnify VALIC for losses and claims which arise (i) as a result of the willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties by the SUB-ADVISER; or (ii) as the result of any untrue statement of a material fact or any omission to state a material fact required to be stated or necessary to make the statements, in light of the circumstances under which they were made, not misleading in any registration statements, proxy materials, reports, advertisements, sales literature, or other materials pertaining to VC I or a Covered Fund to the extent any such statement or omission was made in reliance on written information provided by the SUB-ADVISER. The provisions of this paragraph shall survive the termination of this Agreement.

Promptly after receipt by either VALIC or SUB-ADVISER (an “Indemnified Party”) under this Section 7 of the commencement of an action, such Indemnified Party will, if a claim in respect thereof is to be made against the other party (the “Indemnifying Party”) under this Section, notify Indemnifying Party of the commencement thereof; but the omission so to notify Indemnifying Party will not relieve it from any liability that it may have to any Indemnified Party otherwise than under this Section. In case any such action is brought against any Indemnified Party, and it notified Indemnifying Party of the commencement thereof, Indemnifying Party will be entitled to participate therein and, to the extent that it may wish, assume the defense thereof, with counsel satisfactory to such Indemnified Party. After notice from Indemnifying Party of its intention to assume the defense of an action, the Indemnified Party shall bear the expenses of any additional counsel obtained by it, and Indemnifying Party shall not be liable to such Indemnified Party under this Section for any legal or other expenses subsequently incurred by such Indemnified Party in connection with the defense thereof other than reasonable costs of investigation.

8.	Other Matters

The SUB-ADVISER may from time to time employ or associate with itself any person, or persons believed to be particularly fit to assist in its performance of services under this Agreement, provided no such person serves or acts as an investment adviser separate from the SUB-ADVISER so as to require a new written contract pursuant to the 1940 Act. The compensation of any such persons will be paid by the SUB-ADVISER, and no obligation will be incurred by, or on behalf of, VALIC or VC I with respect to them.

The SUB-ADVISER agrees that all books and records which it maintains for the Covered Fund(s) are the Covered Fund’s property. The SUB-ADVISER also agrees upon request of VALIC or VC I, to promptly surrender the books and records in accordance with the 1940 Act and rules thereunder; provided, however, that the SUB-ADVISER may retain copies of such books and records to the extent necessary to comply with applicable law or regulation. The SUB-ADVISER further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records required to be maintained by Rule 31a-1 under the 1940 Act. The SUB-ADVISER agrees that all books and records which it maintains for the Covered Fund(s) are the Covered Fund(s)’s property and will be surrendered promptly to the Covered Fund(s) or VALIC upon request, provided the SUB-ADVISER will not be required to surrender or delete any books and records from back-up, archival or electronic storage maintained by the SUB-ADVISER. The SUB-ADVISER agrees that all accounts, books and other records maintained and preserved by it as required hereby shall be subject at any time, and from time to time, to such reasonable periodic, special and other examinations by the SEC, the Covered Fund(s)’s auditors, the Covered Fund(s) or any representative of the Covered Fund(s), VALIC, or any governmental agency or other instrumentality having regulatory authority over the Covered Fund(s)

VALIC has herewith furnished the SUB-ADVISER copies of VC I’s Prospectus, Statement of Additional Information, investment objectives, policies and restrictions, and any applicable procedures adopted by VC I’s Board of Directors, as currently in effect for the Covered Fund(s) and agrees during the continuance of this Agreement to furnish the SUB-ADVISER copies of any amendments or supplements thereto before or at the time the amendments or supplements become effective. Until VALIC delivers any amendments or supplements to the SUB-ADVISER, the SUB-ADVISER shall be fully protected in relying on the documents previously furnished to it.

The SUB-ADVISER is authorized to honor and act on any notice, instruction or confirmation given by VALIC on behalf of VC I or the Covered Fund(s) in writing signed or sent by any of the persons who the SUB -ADVISER has reason to believe are acting in good authority. The SUB-ADVISER shall not be liable for so acting in good faith upon such instructions, confirmation or authority.

VALIC agrees to furnish the SUB-ADVISER at its principal office prior to use thereof, copies of all prospectuses, statements of additional information, proxy statements, reports to shareholders, sales literature, or other material prepared for distribution to shareholders of the Covered Fund(s) or the public that refer in any way to the SUB-ADVISER, and not to use such material if the SUB-ADVISER reasonably objects in writing within ten (10) business days (or such other time as may be mutually agreed) after receipt thereof. In the event of termination of this Agreement, VALIC will continue to furnish to the SUB-ADVISER copies of any of the above-mentioned materials that refer in any way to the SUB-ADVISER and shall cease to use the SUB -ADVISER name and/or logo as soon as is reasonable. VALIC shall furnish or otherwise make available to the SUB-ADVISER such other information relating to the business affairs of VALIC and the Covered Fund as the SUB-ADVISER at any time, or from time to time, may reasonably request in order to discharge obligations hereunder. The provisions of this paragraph shall survive the termination of this Agreement.

VALIC agrees that the SUB-ADVISER may use the name of VALIC or VC I in any material that merely refers in accurate terms to the appointment of the SUB-ADVISER hereunder.

9.	Applicability of Federal Securities Laws

This Agreement shall be interpreted in accordance with the laws of the State of New York and applicable federal securities laws and regulations, including definitions therein and such exemptions as may be granted to VALIC or the SUB-ADVISER by the SEC or such interpretive positions as may be taken by the SEC or its staff. To the extent that the applicable law of the State of New York, or any of the provisions herein, conflict with applicable provisions of the federal securities laws, the latter shall control.

10.	Amendment and Waiver

The Agreement may be amended by mutual written consent of the parties, subject to the requirements of the 1940 Act and the rules and regulations promulgated and orders granted thereunder.

11.	Force Majeure

Neither party to this Agreement shall be liable for damages resulting from delayed or defective performance when such delays arise out of causes beyond the control and without the fault or negligence of the offending party and could not have been reasonably prevented by the offending party through back-up systems and other business continuation and disaster recovery procedures commonly employed by other SEC-registered investment advisers that meet reasonable commercial standards in the investment company industry. Such causes may include, but are not restricted to, Acts of God or of the public enemy, terrorism, acts of the State in its sovereign capacity, fires, floods, earthquakes, power failure, disabling strikes, epidemics, quarantine restrictions, and freight embargoes.

12.	Counterparts

This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same Agreement. Counterparts may be delivered via facsimile, electronic mail (including pdf or any electronic signature complying with the U.S. federal ESIGN Act of 2000, e.g., www.docusign.com or www.echosign.com, or other applicable law) or other transmission method and any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes.

13.	Notices

All notices required or permitted to be given under this Agreement shall be in writing, shall specifically refer to this Agreement, and shall be addressed to the appropriate party at the address specified below, or such other address as may be specified by such party in writing in accordance with this Section, and shall be deemed to have been properly given when delivered or mailed by U.S. certified or registered mail, return receipt requested, postage prepaid, or by reputable courier service.

VALIC consents to the delivery of a Covered Fund’s account statements, reports and other communications related to the services provided under this Agreement (collectively, “Account Communications”) via electronic mail and/or other electronic means acceptable to VALIC, in lieu of sending such Account Communications as hard copies via facsimile, mail or other means. VALIC confirms that it has provided the SUB-ADVISER with at least one valid electronic mail address where Account Communications can be sent. VALIC acknowledges that the SUB-ADVISER reserves the right to distribute certain Account Communications via facsimile, mail or other means to the extent required by applicable law or otherwise deemed advisable. VALIC may withdraw consent to electronic delivery at any time by giving the SUB-ADVISER notice pursuant this Section.

If to VALIC:

The Variable Annuity Life Insurance Company 2919 Allen Parkway Houston, Texas 77019 Attention: General Counsel Email address: valicfundslegal@corebridgefinancial.com

If to SUB-ADVISER:

Janus Henderson Investors US LLC 151 Detroit Street Denver, CO 80206 Attention: General Counsel

14.	Severability

If any part of this Agreement be held invalid or unenforceable to any extent, the remainder of this Agreement shall be enforced to the greatest extent permitted by law.

[Signature page follows]

The parties hereto have each caused this Agreement to be signed in duplicate on its behalf by its duly authorized officer on the above date.

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

By:	/s/ Kevin Adamson
Name: Kevin Adamson
Title: Senior Vice President

JANUS HENDERSON INVESTORS US LLC

By:	/s/ Michelin Sharp
Name: Michelin Sharp
Title: Head of Insurance and Retirement Group

SCHEDULE A

COVERED FUNDS

Effective June 30, 2026

The Annual Fee computed at the following annual rate, based on average daily net assets on that portion of the assets managed by SUB-ADVISER, and payable monthly, will be as follows:

Covered Fund	Fee

Mid Cap Strategic Growth Fund	[omitted]

VALIC COMPANY I

Mid Cap Strategic Growth Fund (the “Fund”)

2919 Allen Parkway

Houston, Texas 77019

IMPORTANT NOTICE REGARDING THE INTERNET AVAILABILITY OF

INFORMATION STATEMENT

(the “Notice”)

The Information Statement referenced in this

Notice is available at

https://www.corebridgefinancial.com/rs/prospectus-and-reports/information-statements

This Notice is to inform you that an information statement (the “Information Statement”) regarding the approval of a new investment sub-advisory agreement with respect to the Fund is now available at the website referenced above. The Fund is a series of VALIC Company I (“VC I”). Please note that this Notice is only intended to provide an overview of the matter covered in the Information Statement. We encourage you to access our website to review a complete copy of the Information Statement, which contains important information about the new investment sub-advisory agreement.

As discussed in the Information Statement, at a meeting held on April 20-21, 2026, the Board of Directors (the “Board”) of VC I, including a majority of the directors who are not “interested persons” of VC I, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Directors”), approved a new Investment Sub-Advisory Agreement between The Variable Annuity Life Insurance Company (“VALIC”), the Fund’s investment adviser, and Janus Henderson Investors US LLC (“Janus”) with respect to the Fund (the “New Sub-Advisory Agreement”). The prior investment sub-advisory agreement between VALIC and Janus with respect to the Fund (the “Prior Sub-Advisory Agreement”) provided, consistent with Section 15(a)(4) of the 1940 Act, for its automatic termination upon a change in control of Janus. On June 30, 2026, Trian Fund Management, L.P. and its affiliated funds, and General Catalyst Group Management, LLC and its affiliated funds, among others, acquired Janus Henderson Group plc (now known as Janus Henderson Group Ltd), the ultimate parent of Janus (the “Transaction”), and the closing of the Transaction constituted a change in control of Janus. As a result, the Prior Sub-Advisory Agreement terminated, and the New Sub-Advisory Agreement became effective on June 30, 2026.

VC I has received an exemptive order from the U.S. Securities and Exchange Commission, which allows VALIC, subject to certain conditions, to enter into and materially amend sub-advisory agreements without obtaining shareholder approval. The Board, including a majority of the Independent Directors, must first approve each new or amended sub-advisory agreement. This allows VALIC to act more quickly to change sub-advisers when it determines that a change would be in the best interest of a fund and its shareholders. As required by this exemptive order, the Fund will provide information to shareholders about any new sub-adviser and sub-advisory agreement within 90 days of the hiring of any new sub-adviser. This Information Statement is being provided to you to satisfy this requirement.

This Notice is being mailed on or about September 28, 2026, to all participants in a contract or plan who were invested in the Fund as of the close of business on June 30, 2026. A copy of the Information Statement will remain on our website until at least September 28, 2027, and shareholders can request a complete copy of the Information Statement until such time.

You can obtain a paper copy of the complete Information Statement, without charge, by writing VC I at P.O. Box 15648, Amarillo, Texas 79105-5648 or by calling 1-800-448-2542. You can request a complete copy of the Information Statement until September 28 2027. To ensure prompt delivery, you should make your request no later than that time. Please note that you will not receive a paper copy unless you request it.

This Notice and the Information Statement are for your information only and you are not required to take any action.